Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of Angel Oak Real Estate Investment Trust III, Angel Oak Mortgage Operating Partnership, LP, Angel Oak Mortgage Fund CA I, LP, Angel Oak Real Estate Investment Fund III-C LLC, Angel Oak Real Estate Investment Fund IV-C LLC and Angel Oak Strategic Mortgage Income Master Fund, Ltd. (collectively, the “Clients”). The review included a total of 311 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2023-7 (the “Securitization”). The Review was conducted from August 2021 through August 2023 on mortgage loans originated between May 2021 and July 2023.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Clients prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
●	Validate borrower(s) monthly gross income
●	Validate funds required to close, required reserves
●	Review file documentation for required level of income and asset verifications
ii.	Employment Status
●	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
●	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
●	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
●	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
●	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
●	Review credit report for credit history and required credit depth including any / all inquiries
●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

o	The consumer’s debt obligations, alimony, child support; and

o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Clients or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Clients.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Clients.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (311 loans in total):

Fifteen (15) loans had a Secondary Appraisal, sixty-eight (68) loans had AVMs, and seventy (70) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were nine (9) occurrences of this.

Zero (0) loans had a Second Desk Review, and one (1) loan had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 311 mortgage loans reviewed, one hundred and eighty-five (185) unique mortgage loans (59.49% by loan count) had a total of two hundred and thirty-eight (238) tape discrepancies across eleven (11) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Type	158	66.39%
Originator DTI	25	10.50%
Original CLTV	16	6.72%
Original LTV	16	6.72%
Origination Date	9	3.78%
UW FICO Utilized	7	2.94%
Property City	3	1.26%
Original Loan Amount	1	0.42%
Property Zip	1	0.42%
Property State	1	0.42%
Borrower Last Name	1	0.42%
Grand Total	238	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	202	$110,148,251.00	64.95%
Event Grade B	109	$52,206,752.00	35.05%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	311	$162,365,003.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	274	88.10%
Event Grade B	37	11.90%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	311	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	238	76.53%
Event Grade B	73	23.47%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	311	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	304	97.75%
Event Grade B	7	2.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	311	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	183
		Borrower Income Verification does not match Approval	16
		Qualifying DTI exceeds Guideline Maximum Allowable	8
		Housing history does not meet guidelines	7
		Hazard Insurance Coverage is Not Sufficient.	7
		Borrower Liabilities Verification Indicator is Partial	6
		Borrower 2 Income Verification is less than 12 months	5
		Transmittal Summary is Partial	5
		Borrower Income Verification is less than 12 months	4
		Final Loan Application is Partial	4
		Asset Documents are Incomplete	4
		Fraud Report Shows Uncleared Alerts	3
		Underwriting CLTV exceeds Guideline Maximum Allowable	3
		Underwriting LTV exceeds Guideline Maximum Allowable	3
		DSCR is less than guideline minimum	3
		Transmittal Summary is Missing	3

Borrower Employment Verification does not meet guidelines	3
Hazard Insurance Indicator is Partial	3
OFAC Check was not completed/Cleared.	2
Hazard Insurance Coverage is Not Sufficient	2
Appraisal date is greater than 120 days from Origination date.	2
Underwriting FICO does not meet Guideline Minimum Required	2
Liquid Reserves are less than Guidelines Required	2
CoBorrower Employment Verification does not meet guidelines	2
Minimum Trade Line Requirement Not Met	2
DTI Exceeds AUS Maximum Allowable	1
Title Policy is Partial	1
Residual income does not meet guidelines.	1
Co-Borrower residency documentation not provided or issue with documentation	1
Borrower residency documentation not provided or issue with documentation	1
All Interested Parties Not Checked against Exclusionary Lists	1
Flood Certificate is Missing	1
Overdraft/NSF Count Exceeds Tolerance	1
Signed 4506t is missing	1
Payment shock exceeds lender guidelines	1
Borrower Credit Report Indicator is Partial	1

	Percentage of Downpayment from Borrower Own Funds is Zero	1
	Trust Documentation Missing or Incomplete	1
	Prepayment Penalty Indicator is Missing	1
	Final Loan Application is Not Executed	1
	Profit and Loss Does Not Meet Guidelines	1
	Asset statements are greater than 75 days from Note date.	1
	Hazard Insurance Effective Date is after the Note Date	1
	Total Credit Grade (A) Exceptions:	302
B	Underwriting LTV exceeds Guideline Maximum Allowable	10
	Underwriting CLTV exceeds Guideline Maximum Allowable	9
	Housing history does not meet guidelines	6
	Cash to Borrower Exceeds Maximum Allowable	5
	Liquid Reserves are less than Guidelines Required	4
	Payment shock exceeds lender guidelines	3
	Qualifying DTI exceeds Guideline Maximum Allowable	3
	Loan amount is less than the minimum required loan amount	3
	Minimum Trade Line Requirement Not Met	2
	Borrower Income Verification does not match Approval	1
	Underwriting FICO does not meet Guideline Minimum Required	1

		Downpayment source is from an unacceptable source	1
		Note Document Indicator is Partial	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Total Credit Grade (B) Exceptions:	50
Compliance	A	No Compliance Findings	210
		Reimbursement Amount Test	15
		Charges That Cannot Increase Test	13
		Consummation or Reimbursement Date Validation Test	12
		Initial Closing Disclosure Delivery Date Test	10
		Charges That In Total Cannot Increase More Than 10% Test	7
		Qualified Mortgage APR Threshold Finding	6
		Higher-Priced Mortgage Loan	6
		Initial Loan Estimate Delivery Date Test (from application)	5
		RESPA Homeownership Counseling Organizations Disclosure Date Test	4
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	3
		Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
		Revised Closing Disclosure Waiting Period Required Finding	2

TILA Finance Charge Test	2
TRID Monitor Timing of Disclosures Finding	2
NC RSHL Qualified Mortgage Points and Fees	2
Written List of Service Providers Disclosure Date Test	2
CT NPHLA Average Prime Offer Rate APR Threshold	1
Security Instrument Indicator is Missing	1
eSigned Documents Consent is Missing	1
Nonprime Home Loan (Oct. 1 2009 and after)	1
TRID Disclosure Delivery and Receipt Date Validation Test	1
Notice of Special Flood Hazards is Missing	1
NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
Initial Escrow Account Disclosure is Missing	1
Right to Cancel is Partial	1
Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
TRID Post-Consummation Reason for Redisclosure Validation Test	1
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
ATR/QM Status is Pending	1
Interest Rate Test	1
Lender Credits That Cannot Decrease Test	1

		NJ HOSA 2004 High-Cost Home Loan Financing of Points and Fees Test	1
		NJ HOSA 2004 High-Cost Home Loan Points and Fees Threshold Test	1
		Total Compliance Grade (A) Exceptions:	322
	B	Higher-Priced Mortgage Loan	68
		Charges That Cannot Increase Test	4
		Reimbursement Amount Test	3
		Consummation or Reimbursement Date Validation Test	2
		MD COMAR Higher-Priced Mortgage Loan Finding	2
		Total Compliance Grade (B) Exceptions:	79
Property	A	No Property Findings	72
		Third Party Valuation Product not Provided	60
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	15
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
		Third Party AVM to appraised value exceeds 10% allowable variance	3
		UCDP Summary Report is Missing	2
		Title Issues Present	2
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	2

	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
	Third Party AVM to appraised value exceeds 10% allowable variance	3
	UCDP Summary Report is Missing	2
	Title Issues Present	2
	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	2
	Third Party Desk Review variance to appraised value exceeds 10%	2
	Property Survey Not Provided	1
	Hazard Insurance Effective Date is after the Review Date	1
	Third party AVM Confidence Score is less than 80%	1
	Appraisal guideline violation	1
	Third Party Valuation Product not Provided.	1
	Total Property Grade (A) Exceptions:	168
B	Appraisal guideline violation	6
	Total Property Grade (B) Exceptions:	6

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Clients/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Clients review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.